                                                                       Exhibit 6

================================================================================

                                   WELCOME TO

                                 NATIONWIDE LIFE
                                INSURANCE COMPANY
                                        &
                               NATIONWIDE LIFE AND
                            ANNUITY INSURANCE COMPANY

                                  SPECIMEN COPY

VLOB-0268                                                              (08/2000)
================================================================================

                      [_] NATIONWIDE LIFE INSURANCE COMPANY
                [_] NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

PART A

1.   INSURED 1 (Primary)

Name (first, middle, last)           John J. Doe                                                Sex       M        Age      35
                          --------------------------------------------------------------------       ------------      -------------

Birth Place              Any Place                Date of Birth   02 / 07 / 65      Social Security Number   000  --  00 --  0000
           --------------------------------------              --------------------                       --------------------------

Driver's License Number                               Former Name (if applicable)                        County      Any County
                       ------------------------------                            -----------------------       ---------------------

Address        1 Any Street                  City         Any City            State      Any State            Zip      00000
       -------------------------------------      ---------------------------       -------------------------     ------------------

Occupation          Principal                                              Annual Earned Income $
           ---------------------------------------------------------------                       -----------------------------------

Telephone -- Home        (   000  )              000-0000                  Best Time To Call:  x    A.M.         P.M.
                      -----------------------------------------------                        -----         -----

Telephone -- Business    (   000  )              000-0000                  Best Time To Call:       A.M.     x   P.M.
                      -----------------------------------------------                        -----         -----

2.  PLAN OF INSURANCE

Plan Name                          Any Plan
          --------------------------------------------------------------------------------------------------------------------------

Specified or Face Amount $         $25,000.00                            Survivorship Supplemental Coverage               %
                          ------------------------------------------                                       -------------

Insured 1:  [X] Non-Tobacco   [_] Tobacco                                  Insured 2: [_] Non-Tobacco [_] Tobacco

Dividend Option for Equity Plus (circle one only):   Paidup Additions       Premium Payment      Accumulate at Interest    Cash
                               Pay Premium           OYT-Paidup Additions   OYT-Special          OYT-Accumulate            OYT-Cash

3.  RIDERS (Enter rider name and $ amount, if applicable)

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

4.  PREMIUM AND MODE

     INITIAL PREMIUM                                                               PLANNED PREMIUM
         DEPOSIT                   [_]   SINGLE PREMIUM     $                                     [_] EFT   $
                                                             --------------------------                       ----------------------
 (paid with application)           [_]   ANNUAL             $                                     [_] OTHER
                                                             --------------------------                    -------------------------
                                   [_]   SEMI-ANNUAL        $
                                                             --------------------------                -----------------------------
$                                  [_]   QUARTERLY          $
 ----------------------------                                --------------------------


5.  DEATH BENEFIT OPTION (If applicable)

[_] Option 1   (The Specified Amount, or a multiple of the Cash Value, whichever is greater)
[_] Option 2   (The Specified Amount, plus the Cash Value, or a multiple of the Cash Value, whichever is greater)
[_] Option 3   (The Specified Amount, plus the Premium Accumulation at ____________% interest or a multiple of the Cash Value, whichever is greater)
                                        (If no option is selected here, Option 1 is elected.)

6.  INTERNAL REVENUE CODE LIFE INSURANCE QUALIFICATION TEST (If applicable)

[_]  Guideline Premium/Cash Value Corridor Test                             [_]   Cash Value Accumulation Test
                       (if no selected is made here, Guideline Premium/Cash Value Corridor Test is elected.)

7.   OWNER (The Owner of a single life policy will be the Primary Insured while the Primary Insured and Secondary Insured will be
     Joint Owners of a survivorship policy unless otherwise indicated here.)

Name of Owner (first, middle, last)                                                  Date of Birth            /            /
                                   -------------------------------------------------               ---------------------------------

Relationship to Insured(s)                                             Social Security Number             --         --
                          --------------------------------------------                        --------------------------------------
Address                                                City                               State                     Zip
       -----------------------------------------------      -----------------------------       -------------------     ------------

8.  INSURED 1 BENEFICIARY DESIGNATIONS
                                                                              DATE OF         RELATIONSHIP            SOCIAL
 %        PRIMARY BENEFICIARY:                       ADDRESS                  BIRTH            TO INSURED           SECURITY #
                Jane Doe                        same as Insured             05 / 04 / 68          wife         000  --  00  --  0000
---       --------------------------    --------------------------------   --------------    --------------    ---------------------

% CONTINGENT BENEFICIARY: (Will be beneficiary if Primary Beneficiary dies before Primary Insured.)
                                                                               /    /                               --     --
---       --------------------------    --------------------------------   --------------    --------------    ---------------------

VLOB-0268                                                                                                                  (08/2000)

PART B

1.  INSURED 2 (Seconday - Survivorship, Spouse, Joint, Additional)

Name (first, middle, last)                                                                      Sex                 Age
                          --------------------------------------------------------------------       ------------      -------------

Birth Place                                       Date of Birth      /    /         Social Security Number        --     --
           --------------------------------------              --------------------                       --------------------------

Driver's License Number                               Former Name (if applicable)                        County
                       ------------------------------                            -----------------------       ---------------------

Address                                      City                             State                           Zip
       -------------------------------------      ---------------------------       -------------------------     ------------------

Occupation                                                                 Annual Earned Income $
           ---------------------------------------------------------------                       -----------------------------------

Telephone -- Home        (        )                                        Best Time To Call:       A.M.         P.M.
                      -----------------------------------------------                        -----         -----

Telephone -- Business    (        )                                        Best Time To Call:       A.M.         P.M.
                      -----------------------------------------------                        -----         -----

2.  INSURED 2 BENEFICIARY DESIGNATIONS

                                                                              DATE OF         RELATIONSHIP           SOCIAL
 %        PRIMARY BENEFICIARY:                       ADDRESS                   BIRTH           TO INSURED           SECURITY #
                                                                               /    /                               --      --
---       --------------------------    --------------------------------   --------------    --------------    ---------------------

% CONTINGENT BENEFICIARY: (Will be beneficiary if Primary Beneficiary dies before Primary Insured.)
                                                                               /    /                               --     --
---       --------------------------    --------------------------------   --------------    --------------    ---------------------

3.  CONTINGENT OWNER (Complete for Juvenile Applications)

Name of Owner (first, middle, last)                                                  Date of Birth            /            /
                                   -------------------------------------------------               ---------------------------------

Relationship to Insured(s)                                             Social Security Number             --         --
                          --------------------------------------------                        --------------------------------------
Address                                                City                               State                     Zip
       -----------------------------------------------      -----------------------------       -------------------     ------------

4.  CHILDREN (If to be insured on Children's Rider)
------------------------------------------------------------------------------------------------------------------------------------
           FULL NAMES OF                                 DATE OF BIRTH          HEIGHT         WEIGHT              RELATIONSHIP TO
             CHILDREN                       SEX   AGE    MO   DAY    YEAR     FT    IN   CURRENT     1 YR AGO      PRIMARY INSURED
----------------------------------         ----  ---- ------- ----   ----    ----  ---   -------     --------     ------------------

----------------------------------         ----  ---- ------- ----   ----    ----  ---   -------     --------     ------------------

----------------------------------         ----  ---- ------- ----   ----    ----  ---   -------     --------     ------------------

----------------------------------         ----  ---- ------- ----   ----    ----  ---   -------     --------     ------------------

----------------------------------         ----  ---- ------- ----   ----    ----  ---   -------     --------     ------------------

5.  INSURANCE INFORMATION

                                                                                                                        YES   NO

A.  Will the insurance applied for replace existing Life Insurance or Annuities on any person here proposed for
    insurance? (if yes, provide details in C below.) ................................................................   [_]   [X]

    (Complete and send replacement forms where applicable.)

B.  Is any person here proposed for coverage now applying for Life Insurance or Annuities with any other company? (If
    yes, state the person, company, kind of policy and face amount being applied for.) ..............................   [_]   [X]

    --------------------------------------------------------------------------------------------------------------------------------

C.  List all Life Insurance or Annuities now in force on each person here proposed for insurance or lapsed within the past 5 years. If none, write "NONE".

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            YEAR         ACCIDENTAL        TO BE
            PERSON                       COMPANY           POLICY NUMBER      AMOUNT       ISSUED          DEATH          REPLACED?
------------------------------   -----------------------  ----------------   ---------   ----------     ------------   -------------

------------------------------   -----------------------  ----------------   ---------   ----------     ------------   -------------

------------------------------   -----------------------  ----------------   ---------   ----------     ------------   -------------

------------------------------   -----------------------  ----------------   ---------   ----------     ------------   -------------

------------------------------   -----------------------  ----------------   ---------   ----------     ------------   -------------

------------------------------   -----------------------  ----------------   ---------   ----------     ------------   -------------

------------------------------   -----------------------  ----------------   ---------   ----------     ------------   -------------

6.  ADDITIONAL INFORMATION

    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------

VLOB-0268

PART C

1.  PHYSICAL MEASUREMENTS

------------------------------------------------------------------------------------------------------------------------------------
        INSURED                         HEIGHT            WEIGHT CURRENT          WEIGHT 1 YR AGO   REASON FOR WEIGHT GAIN OR LOSS
--------------------------       ------------------    ---------------------     ----------------- ---------------------------------
INSURED 1                          5 Ft  10   In.       140     Lbs.                  Lbs.
--------------------------       ------------------    ---------------------     ----------------- ---------------------------------
INSURED 2                            Ft       In.               Lbs.                  Lbs.
--------------------------       ------------------    ---------------------     ----------------- ---------------------------------

2.  TOBACCO USE
                                                                                              INSURED 1             INSURED 2
A.  Have you ever used tobacco or nicotine supplements in any form? ...............        [_] YES [X] NO        [_] YES [_] NO

B.  If yes, specify the kind of tobacco or supplement and date last used.
    (cigarettes, pipe, cigars; chewing tobacco, snuff, gum, patch, etc.) ...........     --------------------   --------------------

3.  PERSONAL INFORMATION

                   THE QUESTIONS PART APPLY TO ALL PERSONS WHO ARE BEING PROPOSED FOR INSURANCE ON THIS APPLICATION.
                                          ALL QUESTIONS ARE TO BE ANSWERED BY EACH ADULT.
                                                                                                                       YES    NO

A.  Have you ever had any application for Life or Health Insurance (or for reinstatement of Life or Health
    Insurance) declined, postponed, rated-up or limited? (If yes, provide details below.) ...........................  [_]   [X]

B.  Have you ever applied for or received disability payments for any illness or injury? (If yes, provide
    details below.) .................................................................................................  [_]   [X]

C.  In the past 3 years have you engaged in, or do you intend to engage in:
          flying as a pilot, student pilot, or crew member; racing of an automobile, motorcycle, or any type of motor-powered vehicle, scuba diving, mountain climbing, hang gliding, parachuting, sky diving, bungee jumping, or any type of body-contact or life-threatening sport? (If yes, complete an Aviation/Hazardous
          Activities Questionnaire.) ................................................................................  [_]  [X]

D.  Have you ever had your driver's license suspended or revoked; or been convicted of driving while impaired or intoxicated, or been convicted in the past three years of more than one moving violation? (If yes, give full details below). .................................................................................................  [_]  [X]

E.  Except as prescribed by a physician, have you ever used, or been convicted for sale or possession of cocaine or any other narcotic or illegal drug? (If yes, give frequency, most recent date, and type of drugs below.) ........  [_]  [X]

F.  Have you ever been convicted of a felony, misdemeanor, or any other crime? (If yes, provide details below.) .....  [_]  [X]

G.  Are you a United States citizen, possess permanent residence status and do you reside in the United States? (If no, provide details below.) .....................................................................................  [X]  [_]

H.  Do you plan to travel or reside outside of the United States or Canada? (If yes, provide country departure dates, duration, and purpose of each stay below.) ...............................................................  [_]  [X]

Details of any yes answers (indicate name of person):
                                                      ------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

4.  PERSONAL PHYSICIANS

Name, address, and telephone number of Personal Physician(s); GIVE DATE AND REASON LAST CONSULTED.

A.  Insured 1:           none
              ----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

B.  Insured 2:
              ----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

C.  Children:
              ----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

VLOB-0268

PART D

THE QUESTIONS BELOW APPLY TO ALL PERSONS WHO ARE BEING PROPOSED FOR INSURANCE ON THIS APPLICATION. ALL QUESTIONS ARE TO BE ANSWERED
                    BY EACH ADULT. FOR EACH YES ANSWER, CHECK THE APPROPRIATE ITEM, AND PROVIDE DETAILS IN #4 BELOW.

1.  MEDICAL QUESTIONS

To the best of your knowledge and belief, has anyone here proposed for insurance in the past 10 years been treated for or been diagnosed by a member of the medical profession as having:

                                                                                                                       YES   NO
A.  Heart attack, angina, or other chest pain, high blood pressure, shortness of breath, palpitations, heart
    murmur, phlebitis, or any other disorder of the heart or blood vessels? .........................................  [_]   [X]

B.  Headaches, seizures, epilepsy, stroke, Alzheimer's disease, Parkinson's disease, multiple sclerosis, or
    depression, neurosis, affective disorder, psychosis, or any other brain, nervous, or mental disorder? ...........  [_]   [X]

C.  Asthma, emphysema, tuberculosis, chronic bronchitis, or any other disease of the lungs or respiratory system? ...  [_]   [X]

D.  Any disease or disorder of the eyes, ears, nose or throat? ......................................................  [_]   [X]

E.  Colitis, ulcer, persistent diarrhea, rectal bleeding, or any other disease or disorder of the digestive tract? ..  [_]   [X]

F.  Kidney stones, nephritis, sugar protein or blood in the urine, sexually transmitted disease, or any other disease of the kidneys, bladder, prostate disorder, breast disorder, or any other disorder of the urinary tract
    or reproductive system? .........................................................................................  [_]   [X]

G.  Diabetes, hepatitis, cirrhosis or any other disease of the liver, pancreas, or thyroid? .........................  [_]   [X]

H.  Cancer, or any malignant or benign tumor or cyst, or any chronic disease of the skin or lymph glands? ...........  [_]   [X]

I.  Arthritis, rheumatoid arthritis, osteoporosis, gout; or any paralysis or chronic back or muscle condition? ......  [_]   [X]

J.  Alcoholism, alcohol use, narcotic addiction, drug use, or hallucinations? .......................................  [_]   [X]

K.  AIDS (Acquired Immune Deficiency Syndrome), ARC (AIDS-Related Complex), or any other AIDS-related condition, or
    received a positive result of an HIV (Human Immunodeficiency Virus) test? .......................................  [_]   [X]

2.  SUPPLEMENTAL MEDICAL INFORMATION

Within the past five years, has anyone here proposed for insurance:                                                    YES   NO

A.  Consulted, or been examined or treated by any physician, chiropractor, or other medical practitioner or by
    any hospital, clinic, or other medical facility not previously mentioned? .......................................  [_]   [X]
    (If it was for a "check up", annual physical, employment physical, etc., so state and give findings and results in #4 below.)

B.  Had any disease, disorder, injury, or operation not previously mentioned? .......................................  [_]   [X]

C.  Had any x-rays, electrocardiograms, or other medical tests for reasons not covered above? .......................  [_]   [X]

D.  Been advised to have any surgery, hospitalization, treatment or test that was not completed? ....................  [_]   [X]

3.  FAMILY HISTORY

                                                                                                                       YES   NO
A.  Do you have a family history of cardiovascular disease or death prior to age 60 or family history of cancer,
    kidney disease, diabetes, mental illness or suicide? ............................................................  [_]   [X]
    (If yes, provide relationship to Proposed Insured, age if living, age at death and cause of death)

    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------

4.  DETAILS OF MEDICAL HISTORY
------------------------------------------------------------------------------------------------------------------------------------
QUESTION #       PERSON          DATES      DETAILS (BE SPECIFIC. GIVE FULL NAMES, ADDRESSES AND TELEPHONE NUMBERS (IF AVAILABLE) OF
AND LETTER                                  PHYSICIANS, HOSPITALS, ETC.)
----------    -----------      --------   ------------------------------------------------------------------------------------------

----------    -----------      --------   ------------------------------------------------------------------------------------------

----------    -----------      --------   ------------------------------------------------------------------------------------------

----------    -----------      --------   ------------------------------------------------------------------------------------------

----------    -----------      --------   ------------------------------------------------------------------------------------------

----------    -----------      --------   ------------------------------------------------------------------------------------------

----------    -----------      --------   ------------------------------------------------------------------------------------------

----------    -----------      --------   ------------------------------------------------------------------------------------------

----------    -----------      --------   ------------------------------------------------------------------------------------------

----------    -----------      --------   ------------------------------------------------------------------------------------------

----------    -----------      --------   ------------------------------------------------------------------------------------------

----------    -----------      --------   ------------------------------------------------------------------------------------------

----------    -----------      --------   ------------------------------------------------------------------------------------------

VLOB-0268

PART E

                                           LONG TERM CARE RIDER SUPPLEMENTAL INFORMATION

                                (Complete this section only when applying for a Long Term Care Rider)
                            Long Term Care is not available under the Nationwide Life and Annuity Company

Long Term Care Specified Amount $_________________________________

1.   PERSONAL INFORMATION (If any question in this section is answered yes, the proposed insured is ineligible for coverage)

                                                                                                                       YES   NO
A.   Are you confined to bed or house or require assistance or supervision or limited in any way from performing any of the following daily activities: bathing, continence, eating, dressing, toileting, transferring (moving
     into or out of a bed, chair,  or wheelchair)? ..................................................................  [_]   [X]

B.   Do you use any medical appliance such as but not limited to, oxygen equipment (Continuous Positive Airways
     Pressure, CPAP machine not included) or dialysis equipment or dependent on the use of a walker, a wheelchair, or
     other motorized ambulatory device? .............................................................................  [_]   [X]

C.   Do you have an authorized Power of Attorney in place currently, due to any present or past mental or physical
     disability? ....................................................................................................  [_]   [x]

2.   SUPPLEMENTAL INFORMATION

A.   During the past 12 months have you:

     1.   Been confined to a hospital, nursing home, or residential care facility?    [_]   Yes        [X]   No

     2.   Received home care services, physical, or rehabilitative therapy?      [_]   Yes      [X]   No
          Provide details for yes answers.
                                          ------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------------------

B.   1.   Are you currently actively at work? (minimum 30 hours per week for the past 6 months not including vacation days and
          absences that total less than 5 days)    [X] Yes     [_] No

     2.   If no, are you  [_]  Retired     [_] Disabled    [_]   Other
                                                                      --------------------------------------------------------------
          Please explain.
                         -----------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------------------

C.   Do you drive a motor vehicle on a regular basis? [X] Yes [_] No    If yes, approximate number of miles driven
     per year?  1,000
               ------

     Provide details for no answers. -----------------------------------------------------------------------------------------------

D.   With whom do you live?      [_]  No One      [X]  Spouse      [_]  Other
                                                                             -------------------------------------------------------

E.   Do you live in a retirement community?  [_] Yes      [X] No    If yes, what services do you receive? (e.g meals, medications, laundry, house cleaning)
                             -------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

3.   INSURANCE INFORMATION

A.   List all Long Term Care and/or Health Insurance coverage now in force on the proposed Insured or lapsed within the past 5 years. If none, write "NONE".

     COMPANY              POLICY               TO BE                   LAPSE           POLICY           BENEFIT          YEAR
                          NUMBER            REPLACED?                  DATE            TYPE             AMOUNT          ISSUED
------------------------------------------------------------------------------------------------------------------------------------
                                         [_] YES   [_] NO
--------------------    ---------        -----------------          ----------       -----------     -------------  ----------------
                                         [_] YES   [_] NO
--------------------    ---------        -----------------          ----------       -----------     -------------  ----------------
                                         [_] YES   [_] NO
--------------------    ---------        -----------------          ----------       -----------     -------------  ----------------
                                         [_] YES   [_] NO
--------------------    ---------        -----------------          ----------       -----------     -------------  ----------------

                                                                                                                       YES   NO

B.   Will the rider applied for replace any existing Long Term Care or Health Insurance coverage on the proposed
     Insured? If yes, provide details in A above. ...................................................................  [_]   [X]

C.   Is the proposed Insured now applying for any Long Term Care or Health Insurance coverage with any other
     company? If yes, state the company and benefit being applied for. ..............................................  [_]   [X]

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

D.   Are you covered by Medicaid? ...................................................................................  [_]   [X]

VLOB-0268

PART F
                                                   TAXPAYER IDENTIFICATION NUMBER

Under the Interest and Dividend Compliance Act of 1983, persons owning insurance policies are required to provide the Company with certification that their taxpayer identification number is correct. (For most individuals, this is their Social Security Number.) If you do not provide us with certification of this number, you may be subject to a $50 penalty imposed by the Internal Revenue
Service. In addition, we will be forced to withhold 31% from interest and other payments we make to you (known as backup withholding). It is not an additional tax, since the amount withheld will be applied against the tax you owe. If withholding results in an overpayment of taxes, a refund may be obtained.

[_]  Check this box if the Internal Revenue Service has notified you that you are subject to backup withholding.

OTHERWISE, YOUR SIGNATURE ON THIS APPLICATION IS CERTIFICATION THAT THE TAXPAYER IDENTIFICATION NUMBER ON THIS APPLICATION IS TRUE,
CORRECT, AND COMPLETE. THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE
CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.

PART G
                     AGREEMENT, AUTHORIZATION AND SIGNATURES

I have read this application. I understand each of the questions. All of the answers and statements on this form are complete and true to the best of my knowledge and belief. I understand and agree that:

A.   This application, any amendments to it, and any related medical examinations will become a part of the Policy and are the basis of any insurance issued upon this application.

B.   Any person who submits an application or a claim containing a false or deceptive statement, and does so with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, is guilty of insurance fraud.

C.   No medical examiner and no agent or other representative of Nationwide may accept risks or make or change any contract, or waive or change any of the Company's rights or requirements.

D.   If the full first premium payment is made in exchange for a Temporary Insurance Receipt (with the same date and number as this form), Nationwide will only be liable to the extent set forth in that receipt.

E.   IF THE FULL FIRST PREMIUM IS NOT PAID WITH THIS APPLICATION, THEN INSURANCE WILL ONLY TAKE EFFECT WHEN ALL OF THE FOLLOWING
     CONDITIONS ARE MET:

     1.   IF A POLICY IS ISSUED BY NATIONWIDE AND IS ACCEPTED BY ME; AND

     2.   IF THE FULL FIRST PREMIUM IS PAID; AND

     3.   IF ALL THE ANSWERS AND STATEMENTS MADE ON THE APPLICATION, MEDICAL EXAMINATION(S) AND AMENDMENTS CONTINUE TO BE TRUE TO
          THE BEST OF MY KNOWLEDGE AND BELIEF.

I have received the pre-notice form of the Fair Credit Reporting Act of 1970 and the Medical Information Bureau disclosure form. I certify that the Social Security Number given is correct and complete.

I authorize: any licensed physician or medical practitioner; any hospital, clinic or other medical or medically related facility;
any insurance company; the Medical Information Bureau; or any other organization, institution or person who has knowledge of me; to give that information to the Medical Director of the Nationwide Life Insurance Company/Nationwide Life and Annuity Insurance
Company, or its reinsurers. This authorization, or a copy of it, will be valid for a period of not more than two and one-half years
(30 months) from the date it was signed.

Signed at                         Any Place                         , on               July 1                           ,   2000   .
          ----------------------------------------------------------     ----------------------------------------------  -----------

I have truly and accurately recorded ail Proposed Insured's
answers on this application and have witnessed his/her/their                                John Doe
signature(s) hereon.                                              ------------------------------------------------------------------
                                                                          Signature of Proposed Insured 1 (if over age 14)

To the best of my knowledge, the insurance applied for [_]
will [X] will not (CHECK ONE) replace any life, health, or        ------------------------------------------------------------------
long term care insurance and/or annuity.                                  Signature of Proposed Insured 2 (if over age 14)

              Ed Agent                       Any Firm
---------------------------------------------------------------   ------------------------------------------------------------------
Licensed Resident Agent Signature                   Firm               Signature of Applicant/Owner (if other than the Insured)

              Ed Agent                            00-0000          NO.
---------------------------------------------------------------
Agents Name (Print)                     License ID Number

VLOB-0268

PART H

                                IMPORTANT NOTICE
                       DETACH AND GIVE TO PROPOSED INSURED
  PRE-NOTICE OF PROCEDURES AS REQUIRED BY THE FAIR CREDIT REPORTING ACT OF 1970

This notice is to inform you that as part of our normal underwriting procedures in connection with an application for insurance:

A. An investigative consumer report may be made whereby information is obtained through personal interviews with your neighbors, friends or others with whom you are acquainted. This inquiry will include information as to character, general reputation, personal characteristics and mode of living, except as may be related directly or indirectly to your sexual orientation, with respect to you, members of your family, and others having an interest in or closely connected with the insurance transaction; and

B. Upon your written request, made within a reasonable time after you receive this notice, additional information as to the nature and scope of the investigation, if one is made, will be provided. Requests for additional information should be addressed to Nationwide Life Insurance
    Company/Nationwide Life and Annuity Insurance Company, One Nationwide Plaza, Columbus, Ohio 43215-2220.

                  MEDICAL INFORMATION BUREAU DISCLOSURE NOTICE

Information regarding your insurability will be treated as confidential. Nationwide Life Insurance Company/Nationwide Life and Annuity Insurance Company, or its reinsurer(s) may, however, make a brief report thereon to the Medical Information Bureau, a non-profit membership organization of life insurance companies, which operates an information exchange on behalf of its members. If you apply to another Bureau member company for life or health insurance coverage or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply such company with the information in its file.

Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. If you question the accuracy of information in the Bureau's file, you may contact the Bureau and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the Bureau's information office is Post Office Box 105, Essex Station, Boston, Massachusetts 02112, telephone number
(617) 426-3660.

Nationwide Life Insurance Company/Nationwide Life and Annuity Insurance Company or its reinsurer(s) may also release information in its file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.

VLOB-0268

PART I                                                                                                     NO.

This receipt must not be detached and in no event will there be any temporary insurance unless the full first premium required by the Company has been paid at the time of this application.

                                                    TEMPORARY INSURANCE AGREEMENT
                   NATIONWIDE LIFE INSURANCE COMPANY/NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY, COLUMBUS, OHIO

This Agreement provides a Limited Amount of Life Insurance coverage, for a Limited Period of time, subject to the terms of this
Agreement. Advance payment in the amount of                           $25000.00                      is made for Life Insurance on
                                           ---------------------------------------------------------
                                                              John Doe
------------------------------------------------------------------------------------------------------------------------------------
                                                   NAME(S) OF PROPOSED INSURED(S)
                                                          HEALTH QUESTIONS
Has any proposed Insured:                                                                                              YES   NO
A.   within the past 90 days been admitted to a hospital or other medical facility, been advised to be admitted,
     or had surgery performed or recommended? .......................................................................  [_]   [X]
B.   within the past 10 years, been treated for or been diagnosed by a physician as having: high blood pressure, angina, or chest pain or discomfort; heart attack, heart murmur, or other heart disorder; epilepsy, stroke or diabetes; Acquired Immune Deficiency Syndrome (AIDS), AIDS-Related Complex (ARC), any AIDS-related disorder or positive HIV (Human Immunodeficiency Virus) test result; any brain, nervous, or mental disorder, any drug or
     alcohol addiction; any kidney disorder (other than kidney stones); or any cancer or other malignancy? ..........  [_]   [X]

If either of the above questions is answered YES or LEFT BLANK, no representative of Nationwide Life Insurance Company/Nationwide
Life and Annuity Insurance Company is authorized to accept money, and NO COVERAGE will take effect under this Agreement.

                                                     TERMS AND CONDITIONS

AMOUNT OF COVERAGE- $1,000,000 OVERALL MAXIMUM FOR ALL APPLICATIONS OR AGREEMENTS

If money has been accepted by Nationwide as advance payment for an application for Life Insurance and any Proposed Insured dies while this temporary insurance is in effect, Nationwide will pay to the designated beneficiary the less of (a) the amount of death benefits, if any, which would be payable under the policy and its riders if issued as applied for, excluding any accidental death benefits, or (b) $ 1,000,0000. This total benefit limit applies to all insurance applied for under this and any other current applications to Nationwide and any other Temporary Insurance Agreements for Life Insurance whether applied for on the life or lives of one or more Proposed Insureds. (NOTE: No death benefit is payable under this Agreement for any Last Survivor coverages unless both Proposed Insureds under such coverages had died.)

DATE COVERAGE TERMINATES -- 90 DAY MAXIMUM

Temporary Life Insurance under this Agreement will terminate automatically on the earliest of:

A.   90 days from the date of the Agreement, or

B.   the date any policy is offered to the Applicant in connection with the above application, or

C.   five days after the date, Nationwide mails notice of termination of coverage and refund of the advance payment to the premium notice address designated in such application.

Nationwide reserves the right to terminate this Agreement under any of the following circumstances:

A.   30 days have elapsed since the date of this Agreement and Nationwide has not received in its Home Office the report of a medical examination if such examination is required by Nationwide's underwriting rules; or

B.   Nationwide has determined that any Proposed Insured is not insurable as a standard risk at the time of the application of the medical examination, if later; or

C.   there are any errors or omissions on the above application.

LIMITATIONS

This Agreement does not provide benefits for disability.

Fraud or material misrepresentation in the application or in the answers to the Health questions of this Agreement invalidate this agreement and Nationwide's only liability is for refund of any payment made.

No one is authorized to accept money on Proposed Insureds under 15 days of age or over the age of 70 (nearest birthday) on the date of the Agreement, nor will any coverage take effect.

If any Proposed Insured dies by suicide, Nationwide's liability under this Agreement is limited to a refund of the payment made.

There is no coverage under this Agreement if the check submitted as payment is not honored by the bank on first presentation.

No one is authorized to waive or modify any of the provisions of this Agreement.

I HAVE RECEIVED A COPY OF AND HAVE READ THIS AGREEMENT AND DECLARE THAT THE ANSWERS ARE TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.
I UNDERSTAND AND AGREE TO ALL ITS TERMS.

Dated       July                1                  2000           X                    John Doe
      ----------------------------------------------------------    ----------------------------------------------------------------
            MONTH                DAY               YEAR             PROPOSED INSURED (OR PARENT IF PROPOSED INSURED IS UNDER AGE 15)

                               Ed Agent                           X
----------------------------------------------------------------    ----------------------------------------------------------------
                           SOLICITING AGENT                                         ADDITIONAL PROPOSED INSURED (IF APPLICABLE)

                                00-0000                           X
----------------------------------------------------------------    ----------------------------------------------------------------
                           LICENSE ID NUMBER                                  SIGNATURE OF APPLICANT/OWNER (IF OTHER THAN INSURED)

NOTICE TO APPLICANT

You should retain the copy of this Agreement. The original will be retained by Nationwide.

Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

VLOB-0268                                    COPY 1 -- SEND TO HOME OFFICE WITH APPLICATION   COPY 2 -- RETAINED BY PROPOSED INSURED
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
                                                                              [_] NATIONWIDE LIFE INSURANCE COMPANY
                                                                              [_] NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

                                                      VARIABLE LIFE SUPPLEMENT
PROPOSED INSURED NAME                                                           SOCIAL SECURITY NUMBER

                                                                                                    -              -
--------------------------------------------------------------------------      ----------------------------------------------------

SUITABILITY

                                                                                                                       YES  NO
a.  Do you understand that the Death Benefit and Surrender Value may increase or decrease depending on
    the investment experience of the Variable Account?................................................                 [_] [_]

b.  Do you believe that this policy will meet your insurance needs and financial objectives?..........                 [_] [_]

c.  Have you received a current copy of the prospectus?...............................................                 [_] [_]

ALLOCATIONS

FOR CONTRACTS ISSUED IN STATES WHICH REQUIRE A RETURN OF PREMIUM TO A POLICY OWNER EXERCISING THE SHORT TERM RIGHT TO CANCEL; NET
PREMIUMS WILL BE ALLOCATED TO THE NATIONWIDE SEPARATE ACCOUNT TRUST MONEY MARKET FUND OR TO THE FIXED ACCOUNT IF SELECTED UNTIL THE
END OF THE RIGHT TO CANCEL PERIOD. AT THE END OF THIS PERIOD, YOUR CONTRACT VALUE WILL BE ALLOCATED TO THE SUBACCOUNTS INDICATED
BELOW. FOR STATES REQUIRING A RETURN OF CASH VALUE YOUR NET PREMIUM WILL BE ALLOCATED TO THE SUBACCOUNTS AT THE BEGINNING OF THE
SHORT TERM RIGHT TO CANCEL PERIOD. YOUR SELECTIONS MUST TOTAL 100%. MINIMUM INITIAL ALLOCATION TO ANY SINGLE SUBACCOUNT IS 1%. NO
FRACTIONAL PERCENTAGES. THESE PERCENTAGES WILL APPLY IN FUTURE YEARS BUT MAY BE CHANGED AT ANY TIME BY THE POLICY OWNER. (IF NO
ALLOCATION INDICATED, MONEY MARKET WILL BE AUTOMATICALLY SELECTED.)

                                                  WADDELL & REED TARGET FUNDS, INC.

 ___  % ASSET Strategy Portfolio           ___ % Growth Portfolio                  ___ % Limited-Term Bond Portfolio
 ___  % Balanced Portfolio                 ___ % High Income Portfolio             ___ % Money Market Portfolio
 ___  % Bond Portfolio                     ___ % Income Portfolio                  ___ % Science and Technology Portfolio
                                           ___ % International Portfolio           ___ % Small Cap Portfolio
OPTIONAL ELECTIONS

                                                                                                                       YES   NO
a.  Do you elect that monthly cost of insurance charges be deducted solely from the Money Market Fund as long as it
    is adequately funded?..........................................................................................    [_]   [_]

b.  Do you elect Automated Dollar Cost Averaging?..................................................................    [_]   [_]

    (If yes, complete Automated Dollar Cost Averaging form.)

IMPORTANT NOTICE

I UNDERSTAND THAT THE DEATH BENEFIT UNDER A VARIABLE LIFE INSURANCE POLICY MAY INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT
RETURN ON THE SUBACCOUNT(S) I SELECT. REGARDLESS OF INVESTMENT RETURN, THE DEATH BENEFIT CAN NEVER BE LESS THAN THE SPECIFIED
AMOUNT, AS LONG AS THE POLICY IS IN FORCE. THE CONTRACT VALUE MAY INCREASE OR DECREASE ON ANY DAY, DEPENDING ON THE INVESTMENT
RETURN FOR THE POLICY. NO MINIMUM CONTRACT VALUE IS GUARANTEED. ON REQUEST, WE WILL FURNISH ILLUSTRATIONS OF BENEFITS, INCLUDING
DEATH BENEFITS AND CONTRACT VALUES FOR A VARIABLE LIFE INSURANCE POLICY AND A FIXED LIFE INSURANCE POLICY FOR THE SAME PREMIUM.


Signed at _______________________________________________   on _________________________________________________________, __________
                        City and State                                 Month                      Day                        Year

____________________________________________________________________  ______________________________________________________________
               Signature of Agent/Representative                            Signature of Proposed Insured 1 (if over age 14)

____________________________________________________________________  ______________________________________________________________
  Signature of Applicant/Owner (if other than Primary Insured)              Signature of Proposed Insured 2 (if over age 14)

VLOB-0268                                                                                                                  (09/2000)
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